SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     July 31, 1998
                                                     -------------


                          WINSTAR COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    1-10726               13-3585278
(State or Other Jurisdiction       (Commission            (IRS Employer
    of Incorporation)              File Number)           Identification No.)




230 Park Avenue, New York, New York                               10169
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code    (212) 584-4000



                                 Not Applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)









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Item 5.  Other Events.

         Acquisition of LANSystems

         On July 31, 1998, WinStar Communications, Inc. ("WinStar"), its wholly-owned subsidiary, WinStar LANSystems Acquisition, LLC ("Purchaser"), Bowne & Co., Inc. ("Bowne") and Donnelley Enterprise Solutions Incorporated ("Seller"), a wholly-owned subsidiary of Bowne, entered into an Asset Purchase Agreement ("Purchase Agreement") providing for the purchase by the Purchaser from the Seller of the assets of the Seller's LANSystems division ("Division"), for a purchase price of $23 million in cash, subject to adjustment as set forth in the Purchase Agreement ("LANSystems Acquisition"). The Purchaser also will assume certain specified liabilities of the Seller relating to the Division.

         The Division is engaged in the business of managing electronic information and providing other information technology services, including systems integration, consulting and software development. The Division offers to its customers specialized services including network infrastructure design, implementation, network and desktop operating systems, document management systems, groupware applications, Internet and intranet solutions, and flexible support of local area, wide area and public networks. The Division has developed strategic relationships with technology providers such as Microsoft, Novell, PC DOCS, Lotus, Bay Networks, Cisco and Compaq.

         The transactions contemplated by the Purchase Agreement are subject to certain closing conditions as set forth therein, including expiration or termination of the waiting period under the Hart- Scott-Rodino Antitrust Improvements Act of 1976, as amended. The LANSystems Acquisition is expected to close as soon as practicable after satisfaction of all of the closing conditions set forth in the Purchase Agreement, which conditions are expected to be satisfied in the third quarter of 1998. There can be no assurance that the LANSystems Acquisition will be consummated.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired

                  Not Applicable

         (b)      Pro Forma Financial Information

                  Not Applicable

         (c)      Exhibits

                  10.1 Asset Purchase Agreement, dated as of July 31, 1998, by and among Donnelley Enterprise Solutions Incorporated, Bowne & Co., Inc., WinStar Communications, Inc. and WinStar LANSystems Acquisition, LLC (not including schedules and exhibits).

                  99.1         Press Release regarding LANSystems Acquisition.



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 19, 1998                        WINSTAR COMMUNICATIONS, INC.
                                              ----------------------------
                                                    (Registrant)


                                               /s/ Frederic E. Rubin
                                              -----------------------------
                                                Frederic E. Rubin
                                                Vice President and Treasurer


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